Hedging (Notes)	12 Months Ended
Dec. 31, 2014
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Hedging
Hedging
Derivative instruments are carried at fair value in the Consolidated Balance Sheets. For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the gains or losses is deferred as a component of "Accumulated other comprehensive income (loss)" ("AOCI") and reclassified into net income in the same period during which the hedged transaction affects net income. Gains and losses on derivatives representing hedge ineffectiveness are recognized in net income (loss) currently. See further information regarding fair value measurements of derivatives in Note 14.
To manage our exposure to exchange rates on the conversion of euro-based revenue into U.S. dollars, we use average rate euro put options, average rate collars (a purchased average rate euro put option paired with a sold average rate euro call option) and average rate euro forward contracts. In some cases, we may enter into an average rate euro put and an average rate euro call at the same strike rate (a "synthetic average rate forward") to effectively lock in the exchange rate of the notional amount similar to an average rate euro forward. Average rate euro put options require an upfront premium payment and reduce the risk of a decline in the value of the euro without limiting the benefit of an increase in the value of the euro. Average rate euro call options sold by us require an upfront premium payment to be received from the counterparty and limit the benefit of an increase in the value of the euro without limiting the risk of a decline in the value of the euro. Average rate forward contracts lock in the value of the euro and do not require an upfront premium. These instruments are designated as cash flow hedges.
In connection with the February 2013 debt refinancing further discussed in Note 12, certain of our hedging counterparties that were members of the Credit Facility were no longer participants in the 2013 ABL. Upon consummation of the 2013 ABL on February 5, 2013, we transferred all outstanding hedge positions with former Credit Facility members to lenders under the 2013 ABL. The transferred positions included approximately €71 million notional amount of euro call and put options that matured during the first three quarters of 2013. The change in counterparty is a change in a critical term resulting in termination of hedge accounting at the transfer date. Due to technical accounting requirements, these specific option contracts did not qualify to be re-designated as cash flow hedges at the transfer date. Therefore, the decline in fair value of these options through the transfer date was deferred in "AOCI" until the hedged transaction occurred because the related hedged cash flows remained probable of occurrence. However, unrealized changes in fair value after the transfer date were recognized currently in "Net sales." Loss of hedge accounting did not affect the put and call options' purpose of reducing the volatility inherent in exchanging euro-based revenue into U.S. dollars or change the ultimate earnings or cash flow recognized upon settlement of each position. However, loss of hedge accounting resulted in unintended volatility of earnings for the first, second and third quarters of 2013 as the fair market value adjustments after the transfer date was recognized in "Net sales." Ultimately, for the year ended December 31, 2013, the effect on earnings was the same as if we had maintained hedge accounting.
Most of our foreign operations use the U.S. dollar as their functional currency. As a result, balance sheet translation adjustments due to currency fluctuations are recognized currently in "Cost of sales." Through December 31, 2014, we also entered into 30-day euro forward contracts each month to economically hedge the net monetary assets exposed to euro exchange rates and reduce the resulting volatility. These 30-day euro forward contracts are not designated as hedging instruments, and gains and losses on these forward contracts are recognized currently in "Cost of sales" as follows:

	Year ended December 31,
(In thousands)	2014	2013	2012
Gains (losses) on 30-day euro forward contracts	$7,965	$(4,367)	$(2,812)
Gains (losses) from fluctuations in the value of the net monetary assets exposed to euro exchange rates	(16,517)	2,783	(2,187)

To minimize the volatility that changes in fuel prices can have on our operating results, we maintain a fuel surcharge program on sales in North America, and we enter into bunker fuel forward contracts (swaps) that allow us to lock in fuel prices for our European shipping rotations up to three years in advance. These bunker fuel forward contracts are designated as cash flow hedging instruments.
At December 31, 2014, our hedge portfolio was comprised of the following outstanding positions, which were all designated as cash flow hedges:

	Notional Amount	Contract Average Rate/Price	Settlement Period
Currency derivatives:
Purchased euro put options	€147 million	$1.35/€	2015[1]
Sold euro call options	€147 million	$1.40/€	2015[1]
Average rate forward contracts	€20 million	$1.38/€	2015[1]

3.5% Rotterdam Barge fuel derivatives:
Bunker fuel forward contracts	59,800 mt	$556/mt	2015[1]

[1]
Settlement periods for bunker fuel forward contracts and currency derivatives are through September 2015. Certain positions were net settled on February 5, 2015 in connection with entering into the 2015 ABL as described in Note 1.

Activity related to our derivative assets and liabilities designated as hedging instruments is as follows:

(In thousands)	Currency Hedge Portfolio	Bunker Fuel Forward Contracts
Balance at December 31, 2012	$(23,215)	$8,572
Realized (gains) losses included in net income	22,476	(7,470)
Transfers[1]	7,638	193
Purchases (sales), net[2]	1,167	—
Changes in fair value	(13,080)	(307)
Balance at December 31, 2013	$(5,014)	$988
Realized (gains) losses included in net income	(6,321)	4,473
Purchases (sales), net[2]	426	—
Changes in fair value	34,644	(21,451)
Balance at December 31, 2014	$23,735	$(15,990)

[1]	Represents the fair value at the transfer date of positions where hedge accounting was terminated. See discussion above.

[2]
Purchases (sales) represent the cash premiums paid upon the purchase of euro put options or received upon the sale of euro call options. Bunker fuel and currency forward contracts require no up-front cash payment and have an initial fair value of zero; settlements on the forward contracts (swaps) occur upon their maturity.

Deferred net gains (losses) in "AOCI" at December 31, 2014 are expected to be reclassified into income as follows in thousands:

Expected Period of Recognition	Currency Hedge Portfolio	Bunker Fuel Forward Contracts	Total
2015	$23,211	$(15,912)	$7,299

The following table summarizes the effect of our derivatives designated as cash flow hedging instruments on OCI and earnings:

	Year Ended December 31, 2014			Year Ended December 31, 2013
(In thousands)	Currency Hedge Portfolio	Bunker Fuel Forward Contracts	Total	Currency Hedge Portfolio	Bunker Fuel Forward Contracts	Total
Gain (loss) recognized in OCI on derivative (effective portion)	$36,783	$(20,912)	$15,871	$(12,559)	$1,448	$(11,111)
Gain (loss) reclassified from AOCI into income (effective portion)[1]	7,391	(4,473)	2,918	(29,858)	7,470	(22,388)
Gain (loss) recognized in income on derivative (ineffective portion)[1]	—	(539)	(539)	—	(1,562)	(1,562)

[1]
Both the gain (loss) reclassified from "AOCI" into income (effective portion) and the gain (loss) recognized in income on derivative (ineffective portion), if any, are included in "Net sales" for the currency hedge portfolio and "Cost of sales" for bunker fuel forward contracts.